                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  -----------

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 20, 1997



                       ENSCO INTERNATIONAL INCORPORATED
            (Exact name of registrant as specified in its charter)



         DELAWARE                     1-8097                    76-0232579
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.)


                2700 FOUNTAIN PLACE
                1445 ROSS AVENUE
                DALLAS, TEXAS                              75202-2792
           (Address of principal executive offices)        (ZIP Code)


      Registrant's telephone number, including area code: (214) 922-1500
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ITEM 5.  OTHER EVENTS.

  On November 20, 1997, ENSCO International Incorporated, a Delaware corporation (the "Company"), sold $150,000,000 aggregate principal amount of its 6.75% Notes due November 15, 2007 (the "Notes") and $150,000,000 aggregate principal amount of its 7.20% Debentures due November 15, 2027 (the "Debentures") under its registration statement on Form S-3 (No. 333-37897), which became effective on November 5, 1997 (the "Registration Statement"). This Current Report on Form 8-K is being filed for the purpose of filing as exhibits the Underwriting Agreement, the Pricing Agreement, the Indenture, the First Supplemental Indenture, the form of Note, the form of Debenture, the Opinion of Baker & McKenzie, the Form T-1 of Bankers Trust Company and the Prospectus Supplement listed in Item 7(c) hereof in connection with the Registration Statement and the public offering of the Notes and the Debentures.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

  (c) Exhibits.

  Exhibit No.               Description.
  -----------               -----------

  1.1          Underwriting Agreement dated November 20, 1997 executed by the
               Company

  1.2 Pricing Agreement dated November 20, 1997 between the Company and Goldman, Sachs & Co. on behalf of itself, Credit Suisse First Boston Corporation, Salomon Brothers Inc and BT Alex. Brown Incorporated

  4.1 Indenture, dated as of November 20, 1997, between the Company and Bankers Trust Company, as Trustee

  4.2 First Supplemental Indenture dated as of November 20, 1997 between the Company and Bankers Trust Company, as trustee, supplementing the Indenture dated as of November 20, 1997

  4.3          Form of Note

  4.4          Form of Debenture

  5.1          Opinion of Baker & McKenzie

  25.1         Form T-1 of Bankers Trust Company

  99.1         Prospectus Supplement of the Company dated November 20, 1997

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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                       ENSCO INTERNATIONAL INCORPORATED


Date: November 24, 1997        By:   /s/ C. Christopher Gaut
                                     ---------------------------------------
                                     C. Christopher Gaut
                                     Vice President - Finance and
                                     Chief Financial Officer

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                                 EXHIBIT INDEX


  Exhibit No.               Description.
  -----------               -----------

  1.1          Underwriting Agreement dated November 20, 1997 executed by the
               Company

  1.2 Pricing Agreement dated November 20, 1997 between the Company and Goldman, Sachs & Co. on behalf of itself, Credit Suisse First Boston Corporation, Salomon Brothers Inc and BT Alex. Brown Incorporated

  4.1 Indenture, dated as of November 20, 1997, between the Company and Bankers Trust Company, as Trustee

  4.2 First Supplemental Indenture dated as of November 20, 1997 between the Company and Bankers Trust Company, as trustee, supplementing the Indenture dated as of November 20, 1997

  4.3          Form of Note

  4.4          Form of Debenture

  5.1          Opinion of Baker & McKenzie

  25.1         Form T-1 of Bankers Trust Company

  99.1         Prospectus Supplement of the Company dated November 20, 1997

                                       4